CEDAR-SINAI MEDICAL CENTER

Academic Affairs

Richard S. Katzman

Vice President, Academic Affairs

March 9, 2012

VIA EMAIL

Arrogene NanoTechnology, Inc.

5777 West Century Blvd., Suite 360B

Los Angeles, CA  90045

Attention:  Maurizio Vecchione

Re:  Exclusive License Agreement dated December 23, 2009 between Arrogene NanoTechnology, Inc. and Cedars-Sinai Medical Center (“License Agreement”)

Dear Mr. Vecchione:

This letter will serve to confirm that Cedars-Sinai Medical Center deems the above-referenced License Agreement to be in full force and effect as of the date hereof.

Sincerely Yours,

CEDARS-SINAI MEDICAL CENTER

/s/ Richard S. Katzman

Richard S. Katzman

Vice President, Academic Affairs

Enclosure

cc:

James D. Laur, Esq. (via email)